UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2022
BellRing Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39093		87-3296749
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note: This amendment to the Current Report on Form 8-K is being filed solely to add iXBRL tagging that was inadvertently omitted at the time of the initial filing.

Item 2.02.    Results of Operation and Financial Condition.

On August 4, 2022, BellRing Brands, Inc. (the "Company") issued a press release announcing results for its third fiscal quarter ended June 30, 2022 and providing a financial outlook for fiscal year 2022. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In addition, on August 4, 2022, the Company published to the "Investor Relations" section of its website, www.bellringbrands.com, a supplemental presentation related to results for its third fiscal quarter ended June 30, 2022. A copy of the presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in Item 2.02, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 4, 2022
99.2	Third Fiscal Quarter Ended June 30, 2022 Supplemental Presentation
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 5, 2022	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Paul A. Rode
	Name:	Paul A. Rode
	Title:	Chief Financial Officer